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    As filed with the Securities and Exchange Commission on August 16, 2000
                                                 Registration No. 333-________
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2000

                              CV THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       0-21643                  45-1570294
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)             NO.)              IDENTIFICATION NO.)

                               ------------------

                                3172 PORTER DRIVE
                           PALO ALTO, CALIFORNIA 94304
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (650) 812-0585
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

         On August 8, 2000, the Registrant publicly disseminated a press release announcing that the Registrant had entered into a common stock purchase agreement for the sale of up to an aggregate of $120,000,000 of the Registrant's Common Stock. The shares had been registered pursuant to an effective Registration Statement on Form S-3. Pursuant to the common stock purchase agreement, the Registrant may sell up to $120,000,000 of the Registrant's Common Stock, at a small discount to the market price, to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington").

         The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference: (i) the Common Stock Purchase Agreement, dated as of August 7, 2000, by and between the Registrant and Acqua Wellington, a copy of which is attached hereto as
Exhibit 10.1 and (ii) the Registrant's Press Release dated August 8, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               10.1 Common Stock Purchase Agreement, dated as of August 7, 2000, by and between the Registrant and Acqua Wellington.

               99.1     Registrant's Press Release dated August 8, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CV THERAPEUTICS, INC.

                          By:            /S/ DANIEL K. SPIEGELMAN
                              -------------------------------------------------
                                            Daniel K. Spiegelman
                              SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                (Principal financial and accounting officer)